                                                                    EXHIBIT 10.2

                   ELEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT

     This Eleventh Amendment to Employment Agreement is made and entered into as of January 1, 1997, by and between Robert Half International Inc. (formerly Boothe Financial Corporation), a Delaware corporation,
("Corporation") and Harold M. Messmer, Jr. ("Officer").

     1. Section 2.1(d) of the Employment Agreement is amended by replacing the words "Section 8.1 of Corporation's 1985 Stock Option Plan ("Option Plan")" with the words "the Corporation's 1993 Incentive Plan".

     2. The last sentence of Section 3.1 of the Employment Agreement dated as of October 2, 1985, as amended, between Corporation and Officer (the "Employment Agreement") is hereby amended to read in its entirety as follows:

     "Effective as of January 1, 1997, the Base Salary shall in no event be less than $500,000 per annum."

     3. Section 3.2 of the Employment Agreement is amended by deleting the words "of up to 100% of Officer's Base Salary".

     4. Section 3.4 of the Employment Agreement is amended by replacing the words "Option Plan" with the words "1985 Stock Option Plan ("Option Plan")".

     5. In all other respects, the Employment Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement effective as of the day and year first written above.

                                        ROBERT HALF INTERNATIONAL INC.


                                        By  /s/ M. Keith Waddell
                                          -----------------------------
                                            M. Keith Waddell
                                            Senior Vice President


                                            /s/ Harold M. Messmer, Jr.
                                        -------------------------------
                                            Harold M. Messmer, Jr.